UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 4, 2002
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)



         Israel                    000-29871                         N/A
-----------------------           ------------                       ---
(State or other jurisdiction      (Commission                   (IRS Employer
of incorporation)                 File Number)               Identification No.)


               24 Raoul Wallenberg Street, Tel Aviv 69719, Israel
               --------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.


RADVISION ANNOUNCES INDUSTRY'S FIRST

VIDEOCONFERENCING NETWORK APPLIANCE

New INVISION Product Line Integrates All

Videoconferencing Functionality Into Single Plug-and-Play Device


Glen Rock,  New  Jersey,  November  4, 2002 --  RADVISION  (NASDAQ:  RVSN) today announced its INVISION product line, the industry's first ever suite of videoconferencing network appliances. Unique in the industry, the INVISION family of products provides IT managers with plug-and-play devices that are easily ordered and deployed into any enterprise network for turn-key videoconferencing over IP and ISDN.

"Network Appliance" is a general product category for standardized devices that are preconfigured, scaleable, and designed to be plugged into a network for easy deployment and management. INVISION features the full functionality of an entire IP/ISDN videoconferencing infrastructure, from centralized management and multipoint conferencing to gateway services and value-added applications, in an integrated, easy-to-order and easy-to-install device.

"As IT managers begin to layer videoconferencing over their other communications applications, there is increasing demand for a videoconferencing network appliance that is preconfigured and easily integrates into an IP network with full ISDN technology support," said Roopam Jain, strategic analyst at Frost & Sullivan, a leading industry consultancy. "With the INVISION line of network appliances, RADVISION has leveraged its leadership in videoconferencing infrastructure to be the first-to-market with an off-the-shelf network appliance that bridges the legacy world of ISDN with today's IP-based converged communications network."

"Until today's launch of the INVISION product line, videoconferencing products were complicated to order and deploy and required extensive technical configuration by the reseller or end user, which was a classic sign of an emerging technology sold to early adopters," said Gadi Tamari, CEO of RADVISION. "In rolling out the industry's first network appliance, we are preparing for the next phase of videoconferencing, one in which we expect to see strong market growth and broad videoconferencing deployment throughout enterprises because of its ease of use."

"Responding to market requests for an easy to order and install solution, we developed a suite of standardized, off-the-shelf network devices that IT managers can simply plug into the corporate LAN and use to quickly implement videoconferencing, either as a stand alone solution or bundled with other IP-based solutions such as voice over IP," Tamari continued.

A Variety Of Models For All Enterprise Needs

The INVISION family features two key product lines, the INVISION 100, for the small and medium enterprise, and the INVISION 410, for the large enterprise. The product line offers a variety of standard configurations to meet the needs of enterprise customers looking for an off-the-shelf product, from a small business with only a few end points, all the way up to large, Fortune 1000 installations supporting dozens of end points over a converged broadband IP network which also has ISDN-based legacy end points.

The entire INVISION product line features full IP and ISDN support, plug-and-play functionality, and complete address resolution for simplified dialing. The product line also has an enhanced video option that enables rate matching and screen layouts of up to 13 (INVISION 100) or 16 (INVISION 410) video users.

All products feature the integrated functionality of a gateway, gatekeeper, and multipoint conferencing bridge. The INVISION 100 comes in either a four BRI or one PRI configuration. The four BRI (INVISION 100/4b) supports a mix of up to eight voice only calls (@ 64 Kbps), 12 multipoint sessions over IP and ISDN, and one conferencing or gateway port (@ 384 Kbps). The one PRI unit (INVISION 100/1p) supporting 23 voice only calls (@ 64 Kbps), 12 multipoint over IP and ISDN, and three conferencing or gateway ports (@ 384 Kbps). The INVISION 410 has four PRIs, supporting 92 voice only calls (@ 64 Kbps), 21 multipoint sessions over IP and ISDN, and fourteen conferencing or gateway ports (@ 384 Kbps).

The INVISION product family also includes an integrated network management system and end-user conference control capability with intuitive, Web-based user interfaces. Finally, INVISION enables a global view and control of the system, including IP bandwidth consumption, ISDN use, current calls, ongoing conferences, and complete control over voice and video traffic bandwidth management.

Availability

The INVISION 100 is available for order today. The INVISION 410 will be available in early Q1 of 2003.

About RADVISION

RADVISION (Nasdaq: RVSN) is the industry's leading provider of products and technologies for videoconferencing, video telephony, and the development of converged voice, video and data over IP and wireless networks. RADVISION's Networking Business Unit (NBU) offers one of the broadest and most complete set of videoconferencing networking systems for IP- and ISDN-based end points and networks on the market today. The company also leverages its protocol expertise and IP-centric platform to provide service providers and businesses with an integrated platform with which to deliver converged IP-based video telephony applications to employee computer desktops and residential broadband homes. The Company's Technology Business Unit (TBU) provides next generation protocol development tools and platforms, enabling equipment vendors and service providers to develop and deploy new converged networks, services, and technologies. For more information please visit our website at www.radvision.com.


This press release contains forward-looking statements that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, general business conditions in the industry, changes in demand for products, the timing and amount or cancellation of orders and other risks detailed from time to time in RADVISION's filings with the Securities Exchange Commission, including RADVISION's Form 10-K Annual Report. These documents contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statement.

All trademarks recognized

Contact:

     RADVISION
     David Seligman
     201/689-6333
     cfo@radvision.com
     -----------------
     Peter Benedict
     201/689-6311
     pr@radvision.com
     ----------------
          or
     Investor:
     Lippert/Heilshorn & Associates
     Jody Burfening/Kathy Price
     212/838-3777
     jbs@lhai.com

                                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 4, 2002                      RADVISION LTD.
                                            (Registrant)


                                                     By: /s/David Seligman
                                                         -----------------
                                                         David Seligman
                                                         Chief Financial Officer